[PHOTO]

VANGUARD/
WINDSOR FUND

Annual Report -- October 31, 1997

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

http://www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Post Office Box 2600
Valley Forge, Pennsylvania 19482

[THE VANGUARDGROUP LOGO]

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations.

As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit."

Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]

                John J. Brennan
                      President

John C.  Bogle
Chairman

CONTENTS
A MESSAGE TO OUR SHAREHOLDERS..........................................1
THE MARKETS IN PERSPECTIVE.............................................4
REPORT FROM THE ADVISER................................................6
PERFORMANCE SUMMARY....................................................9
PORTFOLIO PROFILE.....................................................10
FINANCIAL STATEMENTS..................................................12
REPORT OF INDEPENDENT ACCOUNTANTS.....................................20

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

The U.S. stock market continued to roar ahead during the 1997 fiscal year of Vanguard/Windsor Fund, but not without some noteworthy fits and starts. Windsor provided a solid performance of +27.0% during its 39th fiscal year ended October 31, but fell moderately short of the return of its average peer and significantly short of the marvelous +32.1% gain of the Standard & Poor's 500 Composite Stock Price Index. Wonderful as the year was on an absolute basis, then, it was somewhat disappointing on a relative basis.

     The table at right compares Windsor's total return (capital change plus reinvested dividends) for the year with those of the S&P 500 Index, and the average value (growth and income) mutual fund. The S&P 500 Index is dominated by blue chip stocks; the average value fund group best reflects the investment philosophy Windsor has maintained over the years.


--------------------------------------------------------------
                                               TOTAL RETURNS
                                             FISCAL YEAR ENDED
                                             OCTOBER 31, 1997
--------------------------------------------------------------
Vanguard/Windsor Fund                             +27.0%
--------------------------------------------------------------
Average Value Fund                                +28.5%
--------------------------------------------------------------
S&P 500 Index                                     +32.1%
--------------------------------------------------------------

     The Fund's total return is based on net asset values of $16.99 per share on October 31, 1996, and $19.55 per share on October 31, 1997, adjusted for the reinvestment of dividends totaling $0.41 per share from net investment income and a distribution of $1.33 per share from net realized capital gains. (We expect to make a distribution of about $2.88 per share from net realized capital gains to shareholders of record on December 11, 1997, with the distribution payable on December 17.)

FISCAL 1997 PERFORMANCE OVERVIEW

Despite taking a tumble in late October, the U.S. stock market gained +32.1% during the twelve months ended October 31. It was the third consecutive banner year for investors in large-capitalization stocks, bringing the cumulative return on the S&P 500 Index since October 31, 1994, to an incredible +107%.

     Economic conditions during the year were almost picture-perfect for equity investors. Business activity and corporate profits continued to increase apace, yet inflation decelerated and long-term interest rates declined. On balance during the year, the yield on the benchmark 30-year U.S. Treasury bond declined by 0.49 percentage point to 6.15%; short-term interest rates edged up just a bit. This positive interest-rate environment, along with the splendid economic fundamentals, elevated the already-high spirits of investors. But after reaching an all-time high in early October, the stock market retreated late in the month, most notably with a -7% plunge on Monday, October 27. The market rallied strongly the next day, then steadied through the rest of the week, and the S&P 500 Index finished the fiscal year more than 30% higher than it started.

     While the late October slide (nearly 11% from high to low) was the sharpest interim dip during the past twelve months, the stock market also experienced monthly declines in December, March, and August. However, each drop was followed promptly by a smart rebound. As a result, overall stock prices at fiscal year-end were near historical highs in relation to such fundamentals as dividends, earnings, and book values.

     Windsor's twelve-month return of +27.0% was excellent on an absolute basis but lagged that of the S&P 500 Index by a disappointing 5 percentage points. (We were

2.7 percentage points short of the +29.7% return on the value component of the Index.) Among large stocks, the market favored growth stocks over the value stocks that Windsor emphasizes. Also, Windsor's holdings are, on average, far smaller than those of the S&P 500 Index ($8.7 billion median market capitalization for Windsor versus $35.7 billion for the Index!)--a significant disadvantage during a period when bigger was better among U.S. stocks.

     Specifically, one of our main handicaps was our heavy weighting during the year in the materials & processing sector (26% for our Fund versus 7% for the Index). The sector's return of some +15% was less than half that of the overall market. In addition, our performance was hampered by our relatively low weighting and notably inferior stock selection in the market-leading technology sector and by subpar stock picking among energy-related issues.

     On the positive side, we benefited from excellent stock selection in financial services stocks--among the market's leaders with a 41% gain--and in the producer-durables and utilities sectors, as well as from our avoidance of the consumer discretionary sector, a relatively poor performer during the twelve months.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents our results over the past ten years. Over this period, an initial $10,000 investment in our Fund would have grown to $42,608, earning our shareholders $1,007 more than the $41,601 earned by the average value mutual fund. The difference in returns is equal to about 10% of the initial investment.

----------------------------------------------------------------------------------------
                                                             TOTAL RETURNS
                                                    10 YEARS ENDED OCTOBER 31, 1997
                                               -----------------------------------------
                                                 AVERAGE                FINAL VALUE OF
                                                 ANNUAL                   A $10,000
                                                  RATE                INITIAL INVESTMENT
----------------------------------------------------------------------------------------
Vanguard/Windsor Fund                           +15.6%                      $42,608
----------------------------------------------------------------------------------------
Average Value Fund                              +15.3%                      $41,601
----------------------------------------------------------------------------------------
S&P 500 Index                                   +17.2%                      $48,772
----------------------------------------------------------------------------------------

     Our low expenses have accounted for more than our advantage over our competitors during the past ten years. Our expense ratio (annual expenses as a percentage of average net assets) is 0.27%--just over one-fifth of the 1.23% expense ratio of our average peer. This advantage of about 1% annually is significant indeed and is an edge that we fully expect will persist.

     On the other hand, when comparing our Fund's performance with that of the S&P 500 Index, it must be remembered that the Index bears none of the expenses (administrative fees, transaction costs, etc.) that all real-world mutual funds must assume, carries no cash reserve position, and therefore is a notoriously tough foe for all equity mutual funds.

     The returns provided by the financial markets over the past decade have been nothing short of spectacular. We caution, however, that returns will almost certainly be less generous in years to come. To help keep the decade's extraordinary returns in perspective, we note that the ten-year period covered in this report is the first since 1987 to exclude the stock market crash of October 1987--a month during which the S&P 500 Index shed 21.5% of its value. The exclusion of that month's losses, coupled with the strong returns in fiscal 1997, are why the Fund's ten-year returns and those of its comparative benchmarks are roughly 2.5 percentage points per year higher here than in last year's report.

IN SUMMARY

After a twelve-month period during which the stock market gained the equivalent of nearly three years' worth of returns at its long-term average of nearly 11% annually, investors have every reason to be thankful for the market's bounty. But the recent market volatility--punctuated by October's sudden slide--should make everyone especially mindful of the risks of investing in stocks. The danger of the breathtaking bull market, now in its 16th year, is that it may have dulled investors' awareness of an immutable law of investing: Stock prices can drop sharply and suddenly. And these declines are not always quickly erased.

     That said, the greatest risk associated with investing is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program of stock funds, bond funds, and reserves, one that is suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you should be prepared to "stay the course" toward your investment goals, no matter what lies ahead.


/s/ JOHN C. BOGLE                                          /s/ JOHN J. BRENNAN

John C. Bogle                                              John J. Brennan
Chairman of the Board                                      President

November 15, 1997

THE MARKETS IN PERSPECTIVE

Year Ended October 31, 1997

U.S. EQUITY MARKETS

The 12-month period ended October 31, 1997, was exceptionally strong for stock investors, although it wound up on a rather unpleasant note. Over the period, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 32.1% gain. Small-cap stocks also fared well, as illustrated by the 29.3% increase of the Russell 2000 Index. These gains stood despite October's volatile final week, when sharp declines in Asian stock markets led many investors to question their expectations regarding the U.S. market. While the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days. This quick recovery probably can be attributed to investors' recognition that three major factors underlying the bull market of recent years were unaffected by the turmoil in Asia. These factors are solid economic growth; restrained inflation, at levels not experienced since the 1960s; and impressive growth in corporate profits.

     Among large-cap stocks, the best-performing sectors in fiscal 1997 were technology and financial services, with increases of 51.1% and 41.4%, respectively. The surge in technology reflects robust corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. Consumer discretionary and cyclical stocks could be considered laggards by contrast, despite their respective gains of 20.4% and 14.5%. (Clearly the market has shown amazing growth when a 15%-20% advance over a one-year period can be viewed as inadequate.)

-----------------------------------------------------------------------
                                           AVERAGE ANNUALIZED RETURNS
                                         PERIODS ENDED OCTOBER 31, 1997
                                         ------------------------------
                                          1 YEAR     3 YEARS   5 YEARS
-----------------------------------------------------------------------
EQUITY
  S&P 500 Index                            32.1%       27.5%     19.9%
  Russell 2000 Index                       29.3        21.3      18.7
  MSCI EAFE Index                           4.9         5.1      12.1
-----------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index               8.9%       10.1%      7.5%
  Lehman 10-Year Municipal Bond Index       8.7         9.4       7.8
 Salomon Brothers Three-Month
  U.S. Treasury Bill Index                  5.2         5.4       4.6
-----------------------------------------------------------------------
OTHER
  Consumer Price Index                      2.1%        2.6%      2.6%


  While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. This was evident in both absolute and relative terms: During the past six months, the Russell 2000 Index rose 27.3%, compared to 15.2% for the S&P 500. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Interest rates fell across the yield curve, rewarding fixed-income investors with higher total returns. For example, the rates on 1-, 5-, 10-, and 30-year Treasury issues decreased 0.06%, 0.35%, 0.51%, and 0.49%, respectively, during the fiscal year. These declines reflected the continuing good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit to investors was illustrated by the 8.9% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 13.7% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

The last quarter of the fiscal year proved to be horrible for investments in Pacific markets, with declines both widespread and pronounced. The Morgan Stanley Capital International (MSCI) Pacific Index declined by 21.4% in U.S. dollar terms during the three months and was down 19.7% for the full fiscal year. Among individual markets (also in U.S. dollar terms), Japan fell 18.4% for the quarter and 18.1% for the 12 months, while the declines over the same periods reached 34.3% and 17.5% in Hong Kong and 49.0% and 57.2% in Malaysia. These markets suffered for a variety of reasons, but concern about future economic growth was particularly significant.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October. The MSCI Europe Index posted a gain of 26.0% for the 12 months despite a 4.9% decline in October. The robust character of the European markets reflects strong earnings and optimism that the growth will remain solid.

REPORT FROM THE ADVISER

For our fiscal year ended October 31, 1997, Vanguard/Windsor Fund finished 5.1 percentage points behind the S&P 500 Index, with a total return of 27.0% versus 32.1%, and 1.1 percentage points behind the average growth and income fund. Of the five-point shortfall versus the market, three points occurred in the last seven days of October, when the Fund declined 7.8% versus a 5.5% decline for the S&P 500 Index. This disappointing result is particularly surprising in that we had consistently outperformed during market declines over the last 22 months. In those previous dips--summer 1996, spring 1997, and August 1997--the market's concern was that an overheating economy would lead to higher inflation and rising interest rates, and the cyclical tilt in our portfolio tended to serve us well. This time around, though, because of the decline in several Asian currencies and stock markets, U.S. investors were concerned about too little economic growth, not too much, and our cyclicals--especially our basic materials position--actually went down more than the market, whereas in the previous dips they tended to go down less or not at all. About half of our shortfall versus the Index in late October was due to our 15% position in basic materials--aluminum, paper, and chemicals--one-quarter was due to our Citicorp holding, and the remaining quarter was due to our stake in Caterpillar, what's left of our tech position, and other, largely cyclical, odds and ends.

     We think that these setbacks represent an overreaction by the market to events in Asia, and later in Brazil, and that we will earn them back in due course. The smaller countries of Asia that have suffered declines in their currencies and Brazil, which has introduced a tough austerity program to avoid a currency devaluation, account for only about 7% of the world economy. While these countries will suffer significant economic impacts for the next year or two, and while there will be some reverberative effects on other countries, especially Japan and China, we think the overall impact on world economic growth next year will be about 1 point, is all--from 31/2%-4% otherwise to 21/2%-3%. This is not enough to upset the basic supply-demand balance in basic materials, though it may slow the recovery in their selling prices somewhat. The supply side may actually benefit beginning in 1999, and especially 2000, as some of the reckless capacity-building in Asia planned for that period goes off the board for lack of financing. All in all, the impact is hardly in keeping with the 15%-20% late-October sell-off in these stocks.

     Citicorp--our largest holding at nearly 5% of the Fund's assets--derives about 27% of its earnings from Asia and Brazil. While there will be some increase in loan losses in these countries, we think the risks have been well contained, and there will be some offset as Citi usually gains deposit share and spreads increase in such uncertain periods, given the flight-to-quality tendency. Most important, Citi just announced a restructuring of its back offices that will save $1 per share beginning in the second half of 1998. This step should ensure that it meets its targeted net income growth of 10%-12% in 1998 and 1999, plus a per-share gain of about 4% from ongoing stock repurchases. Citi's stock, off 20% from its late-October high, now sells at a remarkable 20% discount to the bank group, even though the company clearly has the best long-term opportunity set of any bank.

     Detailed sector data on performance for the fiscal year can be found in our traditional report card on page 8. As to performance since the beginning of 1996, when we took the reins of the Fund, our total return through the end of fiscal 1997 was 50.5%, versus the S&P at 54.1%, about three points better than the average growth and income fund, and second-best among the 30 largest actively managed equity funds.

     We are about 97% invested, consistent with our earlier commitment to get, and stay, fully invested. We maintain a cyclical tilt to the portfolio, continuing to think that the new paradigm--sustained growth by virtue of continuous productivity that will keep inflation tame indefinitely--so richly manifest in the current market multiple of 20 times earnings has got to be good for our cyclicals, too. The price/earnings (P/E) ratio of our portfolio (except energy stocks, which we value on an asset basis) is a much less demanding 12 times next year's earnings.

     Financials are still our largest concentration, 17% of assets versus 19% a year ago. Basic materials total about 15%, down from 21% a year ago and from a peak of 25% at the beginning of 1996, as we sold virtually all our steels and half our paper companies along the way, pre-Asian crisis. Technology is about 6% of the Fund versus 11% a year ago, reflecting sales and some caution toward this sector. Energy is 9%, down from 12%, reflecting our view that oil prices are headed lower. Autos are 5% of assets versus 10% last year, reflecting the sale of most of our Chrysler as referenced in the mid-year report. Low-P/E health-care stocks, which were 2% of assets last year, now total 11%--about equally divided among Rhone-Poulenc, Columbia/HCA, and HMOs. Other sectors that we have increased or built in the last year include airlines and agriculture-related stocks, now about 6% each; cable and telephone (AT&T), 7%; and aerospace and defense (mostly Boeing, purchased very late in the year), 4%.

     We continue to apply the time-honored Windsor principles--low P/E stocks, being price opportunistic on the buy side, price disciplined on the sell side, and willing to concentrate where it makes more sense--in an entrepreneurial, dedicated team setting in our endeavor to provide you with unusual returns.

Charles T. Freeman, Portfolio Manager
Wellington Management Company, LLP

November 14, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The adviser will concentrate a large portion of the Fund's assets in those securities it believes offer the best return potential.

WINDSOR 1997 REPORT CARD

------------------------------------------------------------------------------------------------------------------------------------
                                  FISCAL YEAR 1997*
                  10/31/97  -----------------------------
                  PERCENT       WEIGHTED   RELATIVE TO      MEANINGFUL
SIGNIFICANT       OF NET        AVERAGE      S&P 500        WINDSOR POSITIONS
CONCENTRATIONS    ASSETS     APPRECIATION     INDEX         (IN ORDER OF SIZE)     GRADE       CRITIQUE
------------------------------------------------------------------------------------------------------------------------------------
Agriculture-           6%           2%         -19%         Case, IMC Global,        D         Farm equipment OK,
Related                                                     New Holland                        fertilizer not--farm
                                                                                               fundamentals excellent--should be
                                                                                               good stocks in 1998.
------------------------------------------------------------------------------------------------------------------------------------
Airlines               5%          31%          15%         Delta Air Lines,         A         Well-timed, big addi-
                                                            Northwest Airlines,                tion to this group in
                                                            AMR Corp                           the summer deliv-
                                                                                               ered quick rewards.
------------------------------------------------------------------------------------------------------------------------------------
Autos                  5%           8%         -10%         Ford Motor,              C-        Ford good, Chrysler
                                                            Chrysler Corp                      not--Ford should be
                                                                                               good again next year.
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials       15%          10%         -14%         Alcoa, Georgia-Pacific,  D+        Late fade once
(aluminum,                                                  Reynolds Metals,                   again made this
chemicals,                                                  Champion Intl., Lyondell,          group a disappoint-
paper, and                                                  Union Carbide, Stone               ing one this year.
steel)                                                      Container, Alcan
------------------------------------------------------------------------------------------------------------------------------------
Communication          7%          42%          23%         AT&T, Comcast,           A         AT&T, Sprint, and
Services                                                    Sprint                             cable stocks--all
                                                                                               bought 1996 or 1997--all big wins.
------------------------------------------------------------------------------------------------------------------------------------
Energy                 9%          16%          -4%         Burlington Resources,    C+        USX-Marathon big
                                                            USX-Marathon Group,                winner--best major
                                                            Ultramar Diamond                   oil stock of last two
                                                            Shamrock, Petrobras,               years--Burlington
                                                            Norsk Hydro, Murphy                Resources not good
                                                            Oil, Enserch Exploration           despite very strong
                                                                                               natural gas prices.
------------------------------------------------------------------------------------------------------------------------------------
Financials            17%          28%          10%         Citicorp, Golden West    A         Despite late Citicorp
                                                            Financial, Washington              weakness, group
                                                            Mutual, Allstate Corp,             outstanding for third
                                                            CIGNA Corp, Canadian               year in a row--
                                                            Imperial Bank, PMI                 Allstate and S&Ls
                                                                                               notable, incl. GWF.
------------------------------------------------------------------------------------------------------------------------------------
Health Care           11%           5%          -5%         Rhone-Poulenc,           C         Weak showing by
                                                            Columbia/HCA                       HMOs and Columbia/
                                                            Healthcare, Aetna,                 HCA offset by strength
                                                            Foundation Health,                 in Rhone-Poulenc
                                                            PacifiCare                         and RPR (sold).
------------------------------------------------------------------------------------------------------------------------------------
Technology             6%          13%          -1%         Seagate Technology,      B-        Big profits on
                                                            Advanced Micro                     Compaq sales
                                                            Devices, NextLevel                 offset Seagate
                                                            Systems                            weakness.
------------------------------------------------------------------------------------------------------------------------------------

*Capital change only. For stocks purchased and sold during the year, absolute appreciation is measured from the date of purchase or to the date of sale, and then relative to the S&P 500 Index for the same period.

PERFORMANCE SUMMARY

Windsor Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1977-OCTOBER 31, 1997
-----------------------------------------
              WINDSOR FUND        S&P 500
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
-----------------------------------------
1978      6.2%    5.0%    11.2%      6.3%
1979     13.5     6.0     19.5      15.3
1980     17.2     7.0     24.2      32.1
1981     11.1     6.9     18.0       0.6
1982     14.2     7.0     21.2      16.3
1983     25.3     7.3     32.6      27.8
1984      9.6     6.9     16.5       6.3
1985     16.6     6.7     23.3      19.4
1986     22.8     6.5     29.3      33.2
1987      2.7     1.9      4.6       6.4
1988     18.9     8.1     27.0      14.8
1989     11.9     5.2     17.1      26.4
1990    -31.8     3.9    -27.9      -7.5
1991     35.7     9.0     44.7      33.5
1992      4.3     5.0      9.3      10.0
1993     24.6     3.7     28.3      14.9
1994      3.7     2.6      6.3       3.9
1995     14.2     3.6     17.8      26.4
1996     19.6     3.6     23.2      24.1
1997     24.3     2.7     27.0      32.1
-----------------------------------------

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
-------------------------------
1987  10  10000   10000   10000
1988  01  10886   10440   10290
1988  04  10849   10805   10552
1988  07  12116   11273   11089
1988  10  12701   11677   11480
1989  01  13617   12306   12357
1989  04  13838   12907   12971
1989  07  15092   14211   14631
1989  10  14867   14109   14511
1990  01  13437   13566   14145
1990  04  13382   13704   14340
1990  07  13768   14664   15582
1990  10  10715   12732   13426
1991  01  13101   14392   15332
1991  04  14534   15709   16866
1991  07  14934   16333   17570
1991  10  15503   16968   17923
1992  01  16031   17680   18811
1992  04  16972   17902   19232
1992  07  17561   18303   19817
1992  10  16945   18485   19707
1993  01  19288   19464   20801
1993  04  19789   19667   21009
1993  07  20778   20265   21547
1993  10  21738   21535   22652
1994  01  23123   22087   23480
1994  04  21573   20861   22127
1994  07  22815   21264   22659
1994  10  23117   22097   23528
1995  01  22191   21593   23604
1995  04  24490   23467   25991
1995  07  27303   25725   28575
1995  10  27233   26680   29749
1996  01  29137   28703   32730
1996  04  30989   29835   33844
1996  07  30185   29155   33309
1996  10  33541   32387   36917
1997  01  38005   35279   41352
1997  04  38092   35319   42350
1997  07  44570   42143   50676
1997  10  42608   41601   48772
-------------------------------


-------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED OCTOBER 31, 1997
                             ------------------------------   FINAL VALUE OF A
                                1 YEAR  5 YEARS   10 YEARS   $10,000 INVESTMENT
-------------------------------------------------------------------------------
Windsor Fund                    27.04%   20.25%    15.60%         $42,608
Average Value Fund              28.45    17.61     15.32           41,601
S&P 500 Index                   32.11    19.87     17.17           48,772
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                  --------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------------
Windsor Fund                    10/23/1958  40.58%   21.89%    9.55%    4.65%   14.20%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Windsor Fund

This Profile provides a snapshot of the Fund's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                       WINDSOR    S&P 500
-----------------------------------------
Number of Stocks           119        500
Median Market Cap        $8.7B     $35.7B
Price/Earnings Ratio     15.8x      20.9x
Price/Book Ratio          2.4x       3.9x
Yield                     1.6%       1.7%
Return on Equity         12.7%      20.3%
Earnings Growth Rate      5.9%      18.2%
Foreign Holdings          7.1%       2.0%
Turnover Rate              61%        --
Expense Ratio            0.27%        --
Cash Reserves             2.6%        --

INVESTMENT FOCUS
-----------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------
                       WINDSOR    S&P 500
-----------------------------------------
R-Squared                 0.69       1.00
Beta                      0.83       1.00

TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)
-----------------------------------------
Citicorp                             4.8%
AT&T Corp.                           4.6
Rhone-Poulenc SA                     3.6
Ford Motor Co.                       3.4
Columbia/HCA Healthcare Corp.        3.4
Delta Air Lines, Inc.                3.1
Aluminum Co. of America              2.9
The Boeing Co.                       2.7
Georgia-Pacific Corp.                2.5
Burlington Resources, Inc.           2.4
-----------------------------------------
Top Ten Total                       33.4%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------------------------------------------------
                                         OCTOBER 31, 1996       OCTOBER 31, 1997
                                        ---------------------------------------------
                                              WINDSOR        WINDSOR         S&P 500
                                        ---------------------------------------------
Auto & Transportation..................        15.5%          12.2%            3.6%
Consumer Discretionary.................         0.0            0.9             9.7
Consumer Staples.......................         0.0            0.0            10.9
Financial Services.....................        21.5           19.2            17.0
Health Care............................         1.9           11.6            11.3
Integrated Oils........................         8.7            4.5             7.7
Other Energy...........................         5.9            4.6             1.6
Materials & Processing.................        28.3           20.6             6.5
Producer Durables......................         1.9           11.9             4.2
Technology.............................        12.7            5.2            12.4
Utilities..............................         3.6            7.8             9.7
Other..................................         0.0            1.5             5.4
-------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
October 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital(money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
WINDSOR FUND                                       SHARES            (000)
---------------------------------------------------------------------------
COMMON STOCKS (95.8%)
---------------------------------------------------------------------------
AUTO & TRANSPORTATION (11.7%)
 -     AMR Corp.                                1,205,200      $   140,330
 -(1)  America West Holdings Corp.
         Class B                                2,692,300           39,880
       Chrysler Corp.                          10,011,922          352,920
 -     Continental Airlines, Inc.
         Class B                                1,295,100           56,013
 (1)   Delta Air Lines, Inc.                    6,332,961          638,046
       Ford Motor Co.                          16,194,153          707,482
       The Goodyear Tire
         & Rubber Co.                           3,600,000          225,450
 -     Northwest Airlines Corp.
         Class A                                3,175,400          142,893
 -     UAL Corp.                                1,114,000           97,614
       USFreightways Corp.                        400,500           12,866
                                                               ------------
                                                                 2,413,494
                                                               ------------
CONSUMER DISCRETIONARY (0.8%)
 -(1)  BJ's Wholesale Club, Inc.                2,703,800           77,903
 -(1)  Homebase Inc.                            2,487,900           22,858
 (1)   Unisource Worldwide, Inc.                4,220,200           68,842
                                                               ------------
                                                                   169,603
                                                               ------------
FINANCIAL SERVICES (18.4%)
       Allstate Corp.                           3,791,100          314,424
       Barnett Banks, Inc.                      2,610,000          180,090
       CIGNA Corp.                              1,998,100          310,205
 (1)   Camden Property Trust REIT               3,148,200           94,446
       Canadian Imperial Bank
         of Commerce                            7,110,000          207,905
       Chase Manhattan Corp.                       90,000           10,384
       Citicorp                                 7,881,300          985,655
       Equity Residential Properties
         Trust REIT                             2,570,700          129,820
       First Union Corp.                        2,545,600          124,893
 (1)   Golden West Financial Corp.              5,488,300          476,110
       Horace Mann Educators Corp.                423,500           23,822
 (1)   IPC Holdings Ltd.                        1,689,700           51,958
       Mid Ocean Ltd.                             273,600           17,750
 (1)   The PMI Group Inc.                       3,234,700          195,497
       Pacific Century Financial Corp.            940,000           47,352
       PartnerRe Ltd.                           2,116,200           86,764
 -     Security Capital Group Inc.
         Warrants Exp. 9/18/98                     46,966              226
       Security Capital
         Pacific, Inc. REIT                     1,218,314           27,260
       Signet Banking Corp.                       679,000           36,539
       U.S. Bancorp                             1,128,574          114,762
       Washington Federal Inc.                    607,000           17,906
       Washington Mutual, Inc.                  5,039,543          344,579
                                                               ------------
                                                                 3,798,347
                                                               ------------
HEALTH CARE (11.1%)
       Aetna Inc.                               5,539,500          393,651
       Columbia/HCA
         Healthcare Corp.                      24,726,000          698,509
 -(1)  Foundation Health Systems
         Class A                                9,344,160          268,645
 -(1)  PacifiCare Health Systems Inc.
         Class A                                1,126,300           71,661
 -(1)  PacifiCare Health Systems Inc.
         Class B                                1,957,500          126,748
       Rhone-Poulenc SA A                         102,071            4,460
       Rhone-Poulenc SA ADR                    17,480,152          738,536
                                                               ------------
                                                                 2,302,210
                                                               ------------
INTEGRATED OILS (4.3%)
 (1)   Cabot Oil & Gas Corp. Class A            2,255,200           54,125
 (1)   Lyondell Petrochemical Co.               9,188,803          235,463

---------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                   SHARES            (000)
---------------------------------------------------------------------------
 (1)   Murphy Oil Corp.                         2,462,200     $    142,654
       USX-Marathon Group                      12,684,100          453,457
                                                               ------------
                                                                   885,699
                                                               ------------
OTHER ENERGY (4.4%)
 (1)   Burlington Resources, Inc.              10,246,000          501,414
 -(1)  Enserch Exploration, Inc.               12,191,096          109,720
 (1)   Freeport-McMoRan Resource
         Partners, LP                           8,973,200           88,050
 (1)   Ultramar Diamond
         Shamrock Corp.                         5,555,100          171,514
       Valero Energy Corp.                      1,217,300           36,671
                                                               ------------
                                                                   907,369
                                                               ------------
MATERIALS & PROCESSING (19.7%)
 (1)   AK Steel Corp.                           3,099,676          130,574
 (1)   Albany International Corp.               2,400,000           58,500
       Alcan Aluminium Ltd.                     3,891,900          111,162
 -     Alumax, Inc.                             2,384,600           77,499
       Aluminum Co. of America                  8,082,400          590,015
 (1)   Bowater Inc.                             2,187,880           91,481
 -(1)  Burlington Industries, Inc.              5,460,700           81,569
       Centex Construction Products               953,500           29,558
 (1)   Century Aluminum Co.                     2,000,000           30,500
 (1)   Champion International Corp.             5,494,000          303,200
       Deltic Timber Corp.                        538,171           15,170
       Fluor Corp.                              3,395,000          139,619
 (1)   Freeport-McMoRan, Inc.                   1,932,200           65,936
 (1)   Geon Co.                                 2,480,000           53,785
 (1)   Georgia Gulf Corp.                       3,705,300          111,159
 (1)   Georgia-Pacific Corp.                    6,092,200          516,695
 (1)   IMC Global Inc.                          9,303,300          313,405
       Jefferson Smurfit Group
         PLC ADR                                1,191,300           34,026
 -(1)  Kaiser Aluminum
         & Chemical Corp.                       5,212,234           65,479
 (1)   Lafarge Corp.                            3,386,500          102,865
 (1)   Mississippi Chemical Corp.               1,934,800           35,552
       Norsk Hydro AS ADR                       2,807,400          156,513
 (1)   Owens Corning                            5,096,800          174,565
       Pechiney SA ADR A                        2,831,628           59,818
 (1)   Reynolds Metals Co.                      6,702,548          408,437
 -     Ryerson Tull, Inc. Class A               1,450,500           21,486
 (1)   Stone Container Corp.                    9,470,000          114,232
       Terra Industries, Inc.                   3,219,900           39,243
       Union Camp Corp.                           155,400            8,421
       Union Carbide Corp.                      3,003,300          137,213
                                                               ------------
                                                                 4,077,677
                                                               ------------
PRODUCER DURABLES (11.4%)
 -     Beazer Homes USA, Inc.                     171,900            3,288
       The Boeing Co.                          11,700,000          560,137
 (1)   Case Corp.                               7,242,500          433,192
       Caterpillar, Inc.                        7,579,900          388,470
 -     CommScope, Inc.                          2,330,700           25,638
 (1)   Continental Homes
         Holdings Corp.                           687,900           20,723
       Deere & Co.                              1,479,200           77,843
 -(1)  General Semiconductor, Inc.              2,912,500           33,130
 -     Gulfstream Aerospace Corp.               2,623,600           76,084
 (1)   Kaufman & Broad Home Corp.               2,649,300           56,463
       Lincoln Electric Co.                       139,200            5,255
       Lincoln Electric Co. Class A               342,100           12,914
 (1)   MDC Holdings, Inc.                       1,298,600           14,447
       New Holland NV                           5,193,400          147,687
       Northrop Grumman Corp.                   2,500,000          273,125
 (1)   Standard Pacific Corp.                   1,750,000           19,031
 (1)   Tecumseh Products Co. Class B              495,000           25,740
       Tektronix, Inc.                          1,151,400           68,077
 -(1)  Toll Brothers, Inc.                      3,045,400           67,379
 (1)   U.S. Home Corp.                          1,149,295           40,800
                                                               ------------
                                                                 2,349,423
                                                               ------------
TECHNOLOGY (5.0%)
 -(1)  Advanced Micro Devices, Inc.            13,923,300          320,236
 -(1)  NextLevel Systems, Inc.                 14,570,000          196,695
 -     S3, Inc.                                 1,205,400           10,623
       Scientific-Atlanta, Inc.                 2,591,400           48,103
 -(1)  Seagate Technology                      16,702,016          453,042
                                                               ------------
                                                                 1,028,699
                                                               ------------
UTILITIES (7.5%)
       AT&T Corp.                              19,235,000          941,313
 (1)   Comcast Corp. Class A                    2,884,900           78,614
 (1)   Comcast Corp. Class A Special            5,921,200          162,093
 -     Cox Communications Class A               2,798,100           86,042
       Sprint Corp.                             2,404,000          125,008
       Texas Utilities Co.                      4,490,425          161,094
                                                               ------------
                                                                 1,554,164
                                                               ------------
OTHER (1.5%)
       Kemira Oy ADR                            4,957,300           99,146
       Miscellaneous (1.1%)                                        226,190
                                                               ------------
                                                                   325,336
                                                               ------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
       (COST $16,037,685)                                       19,812,021
---------------------------------------------------------------------------
PREFERRED STOCKS (1.3%)
---------------------------------------------------------------------------
 -     Petroleo Brasileiro SA ADR               8,885,000          164,372
       Miscellaneous (0.6%)                                        117,917
---------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
       (COST $335,477)                                             282,289
---------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.2%)
---------------------------------------------------------------------------
       Beazer Homes 8.00% Cvt. Pfd.               370,000           10,730
       Continential Airlines, Inc.
         Fin. Trust 8.50% Cvt. Pfd.               175,000           16,341
       Owens Corning Capital
         LLC 6.50% Cvt. Pfd.                      200,000           10,150
---------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
       (COST $30,877)                                               37,221
---------------------------------------------------------------------------

                                                     FACE
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------------------------
 CONVERTIBLE BOND
---------------------------------------------------------------------------
 Toll Corp. Cvt.
       4.75%, 1/15/04
       (COST $46)                                  $    58              64
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                     FACE           MARKET
                                                   AMOUNT           VALUE*
WINDSOR FUND                                        (000)            (000)
---------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.8%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
       Obligations in a Pooled
       Cash Account
       5.66%, 11/3/97                              225,290         225,290
       5.67%, 11/3/97--Note F                      139,323         139,323
---------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
       (COST $364,613)                                             364,613
---------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
       (COST $16,768,698)                                       20,496,208
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
---------------------------------------------------------------------------
Other Assets--Note C                                               437,804
Liabilities--Note F                                               (255,943)
                                                               ------------
                                                                   181,861
---------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------
Applicable to 1,057,854,870 outstanding
       $.01 par value shares
       (authorized 1,550,000,000 shares)                       $20,678,069
===========================================================================

NET ASSET VALUE PER SHARE                                           $19.55
===========================================================================

  * See Note A in Notes to Financial Statements.
  - Non-Income-Producing Security.
(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $8,015,053,000.
   ADR--American Depository Receipt.

---------------------------------------------------------------------------
                                                   AMOUNT              PER
                                                    (000)            SHARE
---------------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
Paid in Capital                               $13,834,439           $13.08
Undistributed Net
  Investment Income                                69,958              .07
Accumulated Net
  Realized Gains                                3,046,162             2.88
Unrealized Appreciation--
  Note E                                        3,727,510             3.52
---------------------------------------------------------------------------
NET ASSETS                                    $20,678,069           $19.55
===========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------
                                                                         WINDSOR FUND
                                                          YEAR ENDED OCTOBER 31, 1997
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                             $   338,238
   Interest                                                                    65,383
                                                                          ------------
      Total Income                                                            403,621
                                                                          ------------
EXPENSES
   Investment Advisory Fees--Note B
         Basic Fee                                                            23,502
         Performance Adjustment                                              (11,821)
   The Vanguard Group--Note C
         Management and Administrative                                        34,169
         Marketing and Distribution                                            3,358
   Taxes (other than income taxes)                                             1,401
   Custodian Fees                                                                 69
   Legal Fees                                                                      6
   Auditing Fees                                                                  25
   Shareholders' Reports                                                         387
   Annual Meeting and Proxy Costs                                                 58
   Directors' Fees and Expenses                                                   43
                                                                          ------------
      Total Expenses                                                          51,197
      Expenses Paid Indirectly--Note C                                        (5,229)
                                                                          ------------
      Net Expenses                                                            45,968
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        357,653
--------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                           3,052,726
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES    887,426
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $4,297,805
======================================================================================

*Dividend income and realized net gain from affiliated companies were $107,465,000 and $625,902,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------
                                                                            WINDSOR FUND
                                                                       YEAR ENDED OCTOBER 31,
                                                               ----------------------------------
                                                                          1997              1996
                                                                         (000)             (000)
-------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                        $      357,653   $      396,076
   Realized Net Gain                                                 3,052,726        1,243,836
   Change in Unrealized Appreciation (Depreciation)                    887,426        1,366,247
                                                              -----------------------------------
      Net Increase in Net Assets Resulting from Operations           4,297,805        3,006,159
                                                              -----------------------------------
DISTRIBUTIONS
   Net Investment Income                                              (402,197)        (406,918)
   Realized Capital Gain                                            (1,237,831)      (1,165,890)
                                                              -----------------------------------
      Total Distributions                                           (1,640,028)      (1,572,808)
                                                              -----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                            2,267,286         1,866,840
   Issued in Lieu of Cash Distributions                              1,562,364         1,499,031
   Issued in Exchange for Net Assets of Gemini II--Note G              263,239                --
   Redeemed                                                         (1,913,647)      (1,965,937)
                                                              -----------------------------------
      Net Increase from Capital Share Transactions                   2,179,242         1,399,934
-------------------------------------------------------------------------------------------------
   Total Increase                                                    4,837,019         2,833,285
-------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                15,841,050        13,007,765
                                                              -----------------------------------
   End of Year                                                     $20,678,069       $15,841,050
=================================================================================================

(1) Shares Issued (Redeemed)
   Issued                                                              123,045           121,079
   Issued in Lieu of Cash Distributions                                 92,396           102,408
   Issued in Exchange for Net Assets of Gemini II--Note G               13,730                --
   Redeemed                                                           (103,790)        (127,266)
                                                              -----------------------------------
      Net Increase in Shares Outstanding                               125,381            96,221
=================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

----------------------------------------------------------------------------------------------------------------------
                                                                                 WINDSOR FUND
                                                                            YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             1997         1996        1995         1994         1993
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $16.99       $15.55      $14.55       $14.95       $12.37
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .36          .43         .44          .44          .37
   Net Realized and Unrealized Gain on Investments          3.94         2.85        1.86          .42         2.98
                                                         -------------------------------------------------------------
         Total from Investment Operations                   4.30         3.28        2.30          .86         3.35
                                                         -------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     (.41)        (.46)       (.44)        (.37)        (.39)
   Distributions from Realized Capital Gains               (1.33)       (1.38)       (.86)        (.89)        (.38)
                                                         -------------------------------------------------------------
         Total Distributions                               (1.74)       (1.84)      (1.30)       (1.26)        (.77)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $19.55       $16.99      $15.55       $14.55       $14.95
======================================================================================================================

TOTAL RETURN                                              27.04%       23.16%      17.80%        6.35%       28.29%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                    $20,678      $15,841     $13,008       $11,406     $10,537
   Ratio of Total Expenses to Average Net Assets           0.27%        0.31%       0.45%         0.45%       0.40%
   Ratio of Net Investment Income to Average Net Assets    1.89%        2.75%       3.01%         3.11%       2.68%
   Portfolio Turnover Rate                                   61%          34%         32%           34%         25%
   Average Commission Rate Paid                           $.0576       $.0579         N/A           N/A         N/A
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Windsor Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the year ended October 31, 1997, the advisory fee represented an effective annual basic rate of 0.12% of the Fund's average net assets before a decrease of $11,821,000 (an annual rate of 0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1997, the Fund had contributed capital of $1,480,000 to Vanguard (included in Other Assets), representing 7.4% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

    Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended October 31, 1997, these arrangements reduced the Fund's expenses by $5,160,000 (an annual rate of 0.03% of average net assets).

    The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the noninterest-bearing custody account. For the year ended October 31, 1997, custodian fee offset arrangements reduced expenses by $69,000.

D. During the year ended October 31, 1997, the Fund purchased $12,730,368,000 of investment securities and sold $10,700,157,000 of investment securities, other than U.S. government securities and temporary cash investments. Sales of U.S. government securities were $204,500,000.

E. At October 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,727,510,000, consisting of unrealized gains of $4,565,987,000 on securities that had risen in value since their purchase and $838,477,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at October 31, 1997, was $136,023,000, for which the Fund held cash collateral of $139,323,000. Cash collateral received is invested in repurchase agreements.

G. On June 19, 1997, the Fund acquired Gemini II Fund's net assets pursuant to an agreement approved by Gemini II Fund's shareholders on June 18, 1997. The acquisition was accomplished by a tax-free exchange of 13,730,319 of the Fund's capital shares for the 9,232,207 outstanding Gemini II Fund shares on June 19, 1997. Gemini II Fund's net assets of $263,239,000, including $57,791,000 of unrealized appreciation, were combined with Windsor Fund's net assets of $19,820,772,000, resulting in combined net assets of $20,084,011,000 on the merger date.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard/Windsor Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Windsor Fund (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 3, 1997

  SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD/WINDSOR FUND

  This information for the fiscal year ended October 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $2,139,245,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1997. Of the $2,139,245,000 capital gain dividends, the Fund designates $939,287,000 as a 20% rate gain distribution.

       For corporate shareholders, 23.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

DIRECTORS AND OFFICERS

JOHN C. BOGLE

Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN

President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN

Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER

Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY

President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL

Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.

Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL

President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.

Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON

Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY

Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND

Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST

Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON

Managing Director, Legal Department.

ROBERT A. DISTEFANO

Managing Director, Information Technology.

JAMES H. GATELY

Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH

Managing Director, Human Resources.

IAN A. MACKINNON

Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III

Managing Director, Institutional Investor Group.

MICHAEL S. MILLER

Managing Director, Planning and Development.

RALPH K. PACKARD

Managing Director and Chief Financial Officer.

GEORGE U. SAUTER

Managing Director, Core Management Group.


 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
   the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

THE VANGUARD
FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS

  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS

  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS

  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS

  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS

  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, NJ, NY, OH, PA)

TAX-EXEMPT INCOME FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, FL, NJ, NY, OH, PA)

Q220-10/97 -- (C) 1997 Vanguard Marketing Corporation, Distributor

VANGUARD/
WINDSOR II

Annual Report -- October 31, 1997

[PHOTO]

[THE VANGUARDGROUP LOGO]

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]

John J. Brennan
President

John C.  Bogle
Chairman


CONTENTS

   A MESSAGE TO OUR SHAREHOLDERS  . . . . . . . . . . . . . . . . . . .   1
   THE MARKETS IN PERSPECTIVE   . . . . . . . . . . . . . . . . . . . .   4
   REPORT FROM THE ADVISER  . . . . . . . . . . . . . . . . . . . . . .   6
   PERFORMANCE SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . .   8
   PORTFOLIO PROFILE  . . . . . . . . . . . . . . . . . . . . . . . . .  10
   FINANCIAL STATEMENTS   . . . . . . . . . . . . . . . . . . . . . . .  11
   REPORT OF INDEPENDENT ACCOUNTANTS  . . . . . . . . . . . . . . . . .  19

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

The long-running bull market for stocks carried Vanguard/Windsor II to a powerful total return of +31.3% during the twelve months ended October 31, 1997, well ahead of the average competing fund and just slightly behind the marvelous +32.1% rise of the unmanaged Standard & Poor's 500 Composite Stock Price Index.


-------------------------------------------------------
                                       TOTAL RETURNS
                                     FISCAL YEAR ENDED
                                      OCTOBER 31, 1997
-------------------------------------------------------
Vanguard/Windsor II                        +31.3%
-------------------------------------------------------
Average Value Fund                         +28.5%
-------------------------------------------------------
S&P 500 Index                              +32.1%
-------------------------------------------------------

         The table at right compares Windsor II's total return (capital change plus reinvested dividends) for the year with those of the S&P 500 Index and the average value (growth and income) mutual fund. The S&P 500 is dominated by blue-chip stocks; the value fund group best reflects the investment philosophy of Windsor II.

         The Fund's return is based on an increase in its net asset value from $24.04 per share on October 31, 1996, to $29.36 per share on October 31, 1997, with the latter figure adjusted for dividends of $0.63 per share paid from net investment income and a distribution of $1.16 per share paid in December 1996 from net realized capital gains. (We expect to make a distribution of about $2.20 per share from net realized capital gains to shareholders of record on December 11, 1997, with the distribution payable on December 17.)


FISCAL 1997 PERFORMANCE OVERVIEW

Despite taking a tumble in late October, the U.S. stock market--as represented by the S&P 500 Index--gained +32.1% during the twelve months ended October 31. It was the third consecutive banner year for investors in large-capitalization stocks, bringing the cumulative return on the S&P 500 since October 31, 1994, to an incredible +107%.

         Economic conditions during the year were almost picture-perfect for equity investors. Business activity and corporate profits continued to increase apace, yet inflation decelerated and long-term interest rates declined. On balance during the year, the yield on the benchmark 30-year U.S. Treasury bond declined by 0.49 percentage point to 6.15%; short-term interest rates edged up just a bit. This positive interest-rate environment, along with the splendid economic fundamentals, elevated the already-high spirits of investors. But after reaching record territory in early October, the stock market retreated late in the month, most notably with a -7% plunge on Monday, October 27. The market rallied strongly the next day, steadied through the rest of the week, and finished the fiscal year more than +30% higher than it started.

         While the October slide (nearly 11% from high to low) was the sharpest interim dip during the past twelve months, the stock market also experienced monthly declines in December, March, and August. However, each drop was promptly followed by a smart rebound. As a result, overall stock prices at fiscal year-end were near historical highs in relation to such fundamentals as dividends, earnings, and book values.

         Large-capitalization growth stocks fared particularly well during the fiscal year, with the S&P/BARRA Growth Index returning +34.3%, well ahead of the S&P/BARRA Value Index's return of +29.7%. We note that, while the returns of growth and value stocks often diverge over short periods, they have tended to be very similar over longer periods. Windsor II outperformed the Value Index and the average value fund largely because of excellent stock selection by our advisers. Financial-services stocks, at +41% one of the market's strongest sectors during fiscal 1997, were the Fund's biggest industry concentration during the year (roughly 25% of assets versus 16% for the S&P 500) and generated total returns of +50%, sharply in excess of the group norm. We also gained a nice advantage in our health-care selections (+59%) despite a modest 4% commitment of Fund assets to that group. In the market's hottest sector, technology stocks, we had relatively light holdings (4% of assets versus 12% for the S&P 500).

         The equity holdings of Windsor II actually outperformed the S&P 500 overall during fiscal 1997, but the Fund's tiny lag in net total return relative to the Index occurred largely because of our modest cash reserve of about 7%. As a theoretical construct, the Index owns no cash, which is a drag on performance in a rising market. Our edge over competing funds was partly due to the market's continuing fondness for larger-capitalization stocks. (The S&P 500, which is dominated by large companies, outperformed the rest of the U.S. stock market by about 3 percentage points during fiscal 1997.) The median market capitalization of Windsor II's stocks as of October 31 was about $23 billion, or roughly one-third greater than the $18 billion norm for the average value fund.


--------------------------------------------------------------------------
                                                TOTAL ASSETS MANAGED
                                          --------------------------------
                                            $ MILLION              PERCENT
--------------------------------------------------------------------------
Barrow, Hanley, Mewhinney
   & Strauss, Inc.                             $15,394                68%
Equinox Capital Management, Inc.                 2,213                10
Tukman Capital Management, Inc.                  2,149                10
Vanguard Core Management Group                   1,408                 6
Cash Reserves*                                   1,404                 6
--------------------------------------------------------------------------
Total                                          $22,568               100%
--------------------------------------------------------------------------

*Each adviser also may maintain a modest cash reserve.

         Three of the Fund's four advisers surpassed the average return of our value-fund peer group, and holdings managed by two advisers also outpaced the return of the S&P 500. The table above presents the share of assets supervised by each of our managers at year-end.

LONG-TERM PERFORMANCE OVERVIEW

Windsor II has built an admirable long-term record. Our average annual return of +16.9% during the decade ended October 31 beat that of our peers by 1.6 percentage points. A $10,000 investment in Windsor II at the start of the decade would have grown to $47,847, more than $6,000 above the result of a similar investment in our average competitor. The difference is equal to an amazing 62% of the initial investment. We fell a bit short of our other performance bogey, the S&P 500, over the decade. Of course, the Index, a notoriously tough foe for all equity funds, invests in both value and growth stocks and bears none of the "real world" operating costs of a mutual fund. The table above summarizes returns for the past ten years.

--------------------------------------------------------
                               TOTAL RETURNS
                      10 YEARS ENDED OCTOBER 31, 1997
                     -----------------------------------
                       AVERAGE         FINAL VALUE OF
                       ANNUAL            A $10,000
                        RATE         INITIAL INVESTMENT
--------------------------------------------------------
Vanguard/Windsor II    +16.9%             $47,847
--------------------------------------------------------
Average Value Fund     +15.3%             $41,601
--------------------------------------------------------
S&P 500 Index          +17.2%             $48,772
--------------------------------------------------------

         About one-half of our 1.6 percentage point annual edge over our peers is accounted for by our cost advantage and half by the fine results turned in by our managers. It clearly has been a winning combination.

         The returns provided by the financial markets during this decade have been nothing short of spectacular. We caution, however, that returns almost certainly will be less generous in years to come. To help keep the extraordinary returns of the recent past in perspective, we note that the ten-year period covered in this report is the first since 1987 to exclude the stock market crash of October 1987--a month during which the S&P 500 Index shed 21.5% of its value. The exclusion of that month's losses, coupled with the strong returns in fiscal 1997, explains why the ten-year average annual returns for the Fund and its comparative benchmarks are roughly 3 percentage points higher here than in last year's report.

IN SUMMARY

After a year during which the stock market provided a return equivalent to three years' worth of those produced at its long-term average of nearly 11% annually, investors have every reason to be thankful for the market's bounty. But the recent market volatility--punctuated by October's sudden slide--should make investors mindful of the risks of investing in stocks. The danger of the breathtaking bull market in U.S. stocks, now in its 16th year, is that it may have dulled investors' awareness of an immutable law of stock investing: Prices can drop sharply and suddenly. And these declines are not always quickly erased.

         Nonetheless, the greatest risk associated with investing is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you are prepared to "stay the course" toward your investment goals.



/s/ JOHN C. BOGLE                 /s/ JOHN J. BRENNAN

John C. Bogle                     John J. Brennan
Chairman of the Board             President

November 14, 1997

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1997

U.S. EQUITY MARKETS

The 12-month period ended October 31, 1997, was exceptionally strong for stock investors, although it wound up on a rather unpleasant note. Over the period, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 32.1% gain. Small-cap stocks also fared well, as illustrated by the 29.3% increase of the Russell 2000 Index. These gains stood despite October's volatile final week, when sharp declines in Asian stock markets led many investors to question their expectations regarding the U.S. market. While the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days. This quick recovery probably can be attributed to investors' recognition that three major factors underlying the bull market of recent years were unaffected by the turmoil in Asia. These factors are solid economic growth; restrained inflation, at levels not experienced since the 1960s; and impressive growth in corporate profits.

         Among large-cap stocks, the best-performing sectors in fiscal 1997 were technology and financial services, with increases of 51.1% and 41.4%, respectively. The surge in technology reflects robust corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. Consumer discretionary and cyclical stocks could be considered laggards by contrast, despite their respective gains of 20.4% and 14.5%. (Clearly the market has shown amazing growth when a 15%-20% advance over a one-year period can be viewed as inadequate.)


-------------------------------------------------------------------------
                                           AVERAGE ANNUALIZED RETURNS
                                         PERIODS ENDED OCTOBER 31, 1997
                                      -----------------------------------
                                       1 YEAR       3 YEARS       5 YEARS
-------------------------------------------------------------------------
EQUITY
  S&P 500 Index                         32.1%         27.5%         19.9%
  Russell 2000 Index                    29.3          21.3          18.7
  MSCI EAFE Index                        4.9           5.1          12.1
-------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index            8.9%         10.1%          7.5%
  Lehman 10-Year Municipal Bond Index    8.7           9.4           7.8
  Salomon Brothers Three-Month
       U.S. Treasury Bill Index          5.2           5.4           4.6
-------------------------------------------------------------------------
OTHER
  Consumer Price Index                   2.1%          2.6%          2.6%
-------------------------------------------------------------------------

         While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. This was evident in both absolute and relative terms: During the past six months, the Russell 2000 Index rose 27.3%, compared to 15.2% for the S&P 500. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Interest rates fell across the yield curve, rewarding fixed-income investors with higher total returns. For example, the rates on 1-, 5-, 10-, and 30-year Treasury issues decreased 0.06%, 0.35%, 0.51%, and 0.49%, respectively, during the fiscal year. These declines reflected the continuing good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit to investors was illustrated by the 8.9% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 13.7% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

The last quarter of the fiscal year proved to be horrible for investments in Pacific markets, with declines both widespread and pronounced. The Morgan Stanley Capital International (MSCI) Pacific Index declined by 21.4% in U.S. dollar terms during the three months and was down 19.7% for the full fiscal year. Among individual markets (also in U.S. dollar terms), Japan fell 18.4% for the quarter and 18.1% for the 12 months, while the declines over the same periods reached 34.3% and 17.5% in Hong Kong and 49.0% and 57.2% in Malaysia. These markets suffered for a variety of reasons, but concern about future economic growth was particularly significant.

         By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October. The MSCI Europe Index posted a gain of 26.0% for the 12 months despite a 4.9% decline in October. The robust character of the European markets reflects strong earnings and optimism that the growth will remain solid.

REPORT FROM THE ADVISER

The fiscal year ended October 31, 1997, was an excellent year for investors in general, including shareholders of Vanguard/Windsor II. In the second half of the fiscal year, your Fund had a gain of 17.3%, exceeding the returns of 15.9% for the average value (growth and income) fund, 15.2% for the S&P 500 Index, and 16.0% for the S&P/BARRA Value Index. For the full year, Windsor II earned 31.3% versus returns of 28.5% for the average value fund, 32.1% for the S&P 500 Index, and 29.7% for the Value Index.

         The economy is robust and inflation is low. The Federal Reserve apparently sees few warning signs of inflation and has not increased interest rates, even though politically it would be easy to do. Rising prices have been restricted to areas that do not seem to have much impact on government statistics, such as professional services, airline tickets, hotel rates, housing, land, some types of clothing, and wines. The currency devaluation that has occurred in much of Asia, which makes Asian goods cheaper to U.S. buyers, will continue to exert deflationary pressure on U.S. imports, but we doubt that it will dramatically reduce prices at the retail level. Exports to the Far East might suffer slightly because of the stronger dollar, but in most cases it is difficult for developing nations to find substitutes for American-manufactured goods or industrial raw materials. We are hearing from friends and customers that the U.S. labor market is very tight, and this seems to be having a slight impact on real wages and disposable personal income. Congress is basking in the glow of a balanced budget and is thinking of new spending initiatives, quite a change from the past few years.

         We have all read a great deal lately about the high level of the U.S. stock market and the tenth anniversary of the 1987 "market meltdown." The whole scenario is a bit like the possible return of Jack the Ripper, and seems to have scared all but the youngest investors. While there are some vague similarities between the markets of 1987 and 1997, there are a great many differences. We would point out that interest rates have not been rising, oil prices are relatively stable, inflation seems docile, earnings are high and improving, and the dollar is strong. None of these conditions existed ten years ago.

         In the most recent market jolt, one thing did remind us of that ill-fated time: International market relationships precipitated the decline. We are not an island, even when it comes to investments. Currency volatility in the Pacific Rim has an indirect impact on the United States. The Hong Kong stock market's decline is probably a result of fundamental factors, while ours was quite technical in nature and partly the result of program trading. These computer-generated transactions usually focus on the larger stocks and recently have corrected some significant discrepancies in market valuations.

         It is more pertinent to observe that since August there seems to have been a subtle shift in the U.S. market in favor of somewhat smaller and more defensive companies. This shift has helped Windsor II. In comparison to our benchmarks, we are significantly underweighted in technology issues, as well as in the health-care, basic industrial commodities, and software groups. These industries generally do not present opportunities for investors seeking low price/earnings ratios, low price-to-book values, or high current yields. We feel, however, that these characteristics are a necessity for value investors.

         While returns of the past several years have been high and may not be repeated, this does not necessarily mean that the seven fat years since 1990 will be followed by seven lean ones. The giant "wall of money" from savings and retirement plans will not go away, but it may become more manageable. Corrections will occur over time, so we feel that the Fund's deliberately conservative construction is appropriate.

         Our current emphasis is on financial-services companies, electric and telephone utilities, and energy companies. In addition to having the price and yield characteristics we look for, these groups have the potential for earnings growth and are not favorites of most institutional investors. If actual results for these stocks are better than the market's modest expectations, the outcome would be a dramatic return relative to the overall market.

Barrow, Hanley, Mewhinney & Strauss, Inc.

November 12, 1997


INVESTMENT PHILOSOPHY

The Fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total return.

PORTFOLIO PROFILE
WINDSOR II

This Profile provides a snapshot of the Fund's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------
                                  WINDSOR II             S&P 500
-----------------------------------------------------------------
Number of Stocks                         181                 500
Median Market Cap                     $22.7B              $35.7B
Price/Earnings Ratio                   16.8x               20.9x
Price/Book Ratio                       2.75x                3.9x
Yield                                   2.4%                1.7%
Return on Equity                       15.4%               20.3%
Earnings Growth Rate                   18.1%               18.2%
Foreign Holdings                        3.8%                2.0%
Turnover Rate                            30%                  --
Expense Ratio                          0.37%                  --
Cash Reserves                           7.3%                  --

INVESTMENT FOCUS
-----------------------------------------------------------------
[GRAPH]

TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)
-------------------------------------------------------------------
Chase Manhattan Corp.                                         3.4%
International Business Machines Corp.                         2.7
Ford Motor Co.                                                2.7
Exxon Corp.                                                   2.5
GTE Corp.                                                     2.4
Schlumberger Ltd.                                             2.4
Sears, Roebuck & Co.                                          2.4
SBC Communications Inc.                                       2.2
Allstate Corp.                                                2.2
Travelers Group Inc.                                          2.2
-------------------------------------------------------------------
Top Ten Total                                                25.1%


VOLATILITY MEASURES
-------------------------------------------------
                  WINDSOR II              S&P 500
-------------------------------------------------
R-Squared              0.92                 1.00
Beta                   0.86                 1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
---------------------------------------------------------------------------------------
                                          OCTOBER 31, 1996        OCTOBER 31, 1997
                                          ---------------------------------------------
                                              WINDSOR II      WINDSOR II       S&P 500
                                          ---------------------------------------------
Auto & Transportation   . . . . . . . . . . . .  3.4%            5.8%          3.6%
Consumer Discretionary  . . . . . . . . . . . .  6.1             9.9           9.7
Consumer Staples  . . . . . . . . . . . . . . .  7.6             6.3          10.9
Financial Services  . . . . . . . . . . . . . . 27.7            23.9          17.0
Health Care   . . . . . . . . . . . . . . . . .  5.9             1.8          11.3
Integrated Oils   . . . . . . . . . . . . . . . 11.4             9.6           7.7
Other Energy  . . . . . . . . . . . . . . . . .  2.4             4.9           1.6
Materials & Processing  . . . . . . . . . . . .  3.9             3.4           6.5
Producer Durables   . . . . . . . . . . . . . .  4.0             4.1           4.2
Technology  . . . . . . . . . . . . . . . . . .  3.3             3.8          12.4
Utilities   . . . . . . . . . . . . . . . . . . 12.8            15.7           9.7
Other   . . . . . . . . . . . . . . . . . . . . 11.5            10.8           5.4
---------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholders' equity (net income for the year / shareholders' equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%). As this percentage rises, a portfolio's returns are likely to be more volatile, because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
WINDSOR II

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: JUNE 24, 1985-OCTOBER 31, 1997
------------------------------------------
               WINDSOR II        S&P 500
FISCAL   CAPITAL INCOME   TOTAL   TOTAL
YEAR     RETURN  RETURN   RETURN  RETURN
------------------------------------------
1985      -0.9%   1.1%    0.2%     1.8%
1986      31.2    4.4    35.6     33.2
1987      -0.6    1.5     0.9      6.4
1988      14.5    6.0    20.5     14.8
1989      19.5    5.2    24.7     26.4
1990     -21.5    4.0   -17.5     -7.5
1991      29.4    7.2    36.6     33.5
1992       7.9    4.6    12.5     10.0
1993      15.8    3.7    19.5     14.9
1994      -0.8    3.0     2.2      3.9
1995      19.2    3.9    23.1     26.4
1996      23.8    3.4    27.2     24.1
1997      28.1    3.2    31.3     32.1
------------------------------------------

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1987-OCTOBER 31, 1997
---------------------------------------------------------
1987    10  10000   10000   10000
1988    01  10886   10440   10290
1988    04  10849   10805   10552
1988    07  12116   11273   11089
1988    10  12701   11677   11480
1989    01  13617   12306   12357
1989    04  13838   12907   12971
1989    07  15092   14211   14631
1989    10  14867   14109   14511
1990    01  13437   13566   14145
1990    04  13382   13704   14340
1990    07  13768   14664   15582
1990    10  10715   12732   13426
1991    01  13101   14392   15332
1991    04  14534   15709   16866
1991    07  14934   16333   17570
1991    10  15503   16968   17923
1992    01  16031   17680   18811 --- MULTI-MANAGER
1992    04  16972   17902   19232     APPROACH ADOPTED
1992    07  17561   18303   19817
1992    10  16945   18485   19707
1993    01  19288   19464   20801
1993    04  19789   19667   21009
1993    07  20778   20265   21547
1993    10  21738   21535   22652
1994    01  23123   22087   23480
1994    04  21573   20861   22127
1994    07  22815   21264   22659
1994    10  23117   22097   23528
1995    01  22191   21593   23604
1995    04  24490   23467   25991
1995    07  27303   25725   28575
1995    10  27233   26680   29749
1996    01  29137   28703   32730
1996    04  30989   29835   33844
1996    07  30185   29155   33309
1996    10  33541   32387   36917
1997    01  38005   35279   41352
1997    04  38092   35319   42350
1997    07  44570   42143   50676
1997    10  42608   41601   48772
---------------------------------------------------------

-----------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS
                      PERIODS ENDED OCTOBER 31, 1997
                     ------------------------------- FINAL VALUE OF A
                      1 YEAR     5 YEARS   10 YEARS $10,000 INVESTMENT
-----------------------------------------------------------------------
Windsor II            31.27%      20.21%    16.95%        $47,847
Average Value Fund    28.45       17.61     15.32          41,601
S&P 500 Index         32.11       19.87     17.17          48,772
-----------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
                                                              10 YEARS
               INCEPTION                         -------------------------------
                 DATE          1 YEAR   5 YEARS    CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------
Windsor II     6/24/1985       38.78%   20.54%      10.60%      4.33%    14.93%
--------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
OCTOBER 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
WINDSOR II                                    SHARES           (000)
--------------------------------------------------------------------
COMMON STOCKS (92.7%)
--------------------------------------------------------------------
AUTO & TRANSPORTATION (5.4%)
     Autoliv, Inc.                            50,570      $    1,994
     Burlington Northern
        Santa Fe Corp.                        84,000           7,980
     CNF Transportation, Inc.                 93,800           4,186
     CSX Corp.                             1,469,000          80,336
     Chrysler Corp.                       13,124,600         462,642
     Cooper Tire & Rubber Co.                195,300           4,138
     Delta Air Lines, Inc.                   149,100          15,022
_    Federal Express Corp.                     9,000             601
     Ford Motor Co.                       13,782,300         602,114
     General Motors Corp.                    439,200          28,191
     Union Pacific Corp.                     215,300          13,187
                                                          ----------
                                                           1,220,391
                                                          ----------
CONSUMER DISCRETIONARY (9.2%)
_    Boston Chicken, Inc.                    256,000           2,288
     Browning-Ferris Industries, Inc.      2,440,000          79,300
_    Corporate Express, Inc.                 118,600           1,735
     Dayton-Hudson Corp.                     159,900          10,044
     Deluxe Corp.                            207,300           6,789
     Dillard's Inc.                          148,100           5,683
     The Walt Disney Co.                   1,676,044         137,855
     R.R. Donnelley & Sons Co.               109,400           3,569
     Eastman Kodak Co.                     1,602,500          95,950
     Gannett Co., Inc.                     3,394,500         178,423
     IKON Office Solutions                   136,000           3,851
_(1) Kmart Corp.                          35,140,700         463,418
     Russell Corp.                            37,000           1,087
     Sears, Roebuck & Co.                 12,754,200         534,082
     Time Warner, Inc.                     1,691,000          97,550
     Tribune Co.                             198,100          10,920
     Wal-Mart Stores, Inc.                 4,059,800         142,600
     Washington Post Co. Class B              10,200           4,427
     Waste Management Inc.                 8,960,300         209,447
     Whirlpool Corp.                       1,280,600          77,636
_    Woolworth Corp.                         419,800           7,976
                                                          ----------
                                                           2,074,630
                                                          ----------
CONSUMER STAPLES (5.9%)
     American Stores Co.                     145,200           3,730
     Anheuser-Busch Cos., Inc.            11,963,300         477,784
     Campbell Soup Co.                       326,900          16,856
     The Clorox Co.                           29,600           2,072
     Dean Foods Corp.                        192,000           9,084
     H.J. Heinz Co.                        2,993,300         139,001
     Imperial Tobacco Group ADR           12,448,100         148,599
     PepsiCo, Inc.                         3,838,700         141,312
     Philip Morris Cos., Inc.              6,936,900         274,875
     RJR Nabisco Holdings Corp.              286,100           9,066
     Sara Lee Corp.                        1,916,300          97,971
                                                          ----------
                                                           1,320,350
                                                          ----------
FINANCIAL SERVICES (22.1%)
     Aegon NV ARS                                619              49
     H.F. Ahmanson & Co.                   1,913,800         112,914
     Allstate Corp.                        5,950,022         493,480
     American Express Co.                  4,532,808         353,559
     American International
        Group, Inc.                        2,285,987         233,314
     AmSouth Bancorp                         383,700          18,442
     Aon Corp.                             3,324,675         179,325
     Banc One Corp.                        1,414,000          73,705
     BankAmerica Corp.                     5,891,646         421,253
     BankBoston Corp.                        231,600          18,774
     CIGNA Corp.                             109,300          16,969
_    CNA Financial Corp.                      16,600           2,059
     Chase Manhattan Corp.                 6,598,228         761,271

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
WINDSOR II                                    SHARES           (000)
--------------------------------------------------------------------
     The Chubb Corp.                       1,167,000     $    77,314
     Citicorp                                285,600          35,718
     Conseco Inc.                            142,100           6,199
     The Dun & Bradstreet Corp.               73,800           2,108
     A.G. Edwards & Sons, Inc.               251,550           8,254
     Fannie Mae                            4,829,800         233,943
     First Chicago NBD Corp.               6,413,871         466,609
     First Union Corp.                       499,600          24,512
     Firstar Corp.                           169,900           6,138
     Fleet Financial Group, Inc.              10,000             643
     The Hartford Financial
        Services Group Inc.                  105,100           8,513
     Merrill Lynch & Co., Inc.             1,417,000          95,825
     J.P. Morgan & Co., Inc.                 202,200          22,191
     Morgan Stanley, Dean Witter,
        Discover and Co.                   1,916,000          93,884
     Northern Trust Corp.                     17,472           1,019
     Norwest Corp.                           770,200          24,695
     Old Republic International Corp.         27,200             972
     PNC Bank Corp.                        9,929,600         471,656
     Regions Financial Corp.                 103,600           3,807
     Salomon, Inc.                            86,300           6,704
     Star Banc Corp.                          24,300           1,192
     State Street Corp.                      141,400           7,883
     Travelers Group Inc.                  7,046,473         493,253
_    UICI                                    223,200           7,394
     U.S. Bancorp                            211,800          21,537
     UnionBanCal Corp.                        61,426           5,620
     Wells Fargo & Co.                       625,900         182,372
                                                          ----------
                                                           4,995,069
                                                          ----------
HEALTH CARE (1.7%)
     Aetna Inc.                              839,900          59,685
     American Home Products Corp.          2,055,900         152,394
     Beckman Instruments, Inc.                79,200           3,119
     Becton, Dickinson & Co.                 140,600           6,476
     Bristol-Myers Squibb Co.              1,274,800         111,864
_    Genesis Health Ventures Inc.            167,500           4,104
     Johnson & Johnson                       403,700          23,162
_    Tenet Healthcare Corp.                  331,000          10,116
     United Healthcare Corp.                 279,000          12,921
                                                          ----------
                                                             383,841
                                                          ----------
INTEGRATED OILS (8.9%)
     Amoco Corp.                           4,655,500         426,851
     Atlantic Richfield Co.                1,202,200          98,956
     Chevron Corp.                           430,900          35,738
     Exxon Corp.                           9,145,600         561,883
     Mobil Corp.                             821,000          59,779
     Murphy Oil Corp.                         42,500           2,462
     Phillips Petroleum Co.                7,980,900         386,076
     Royal Dutch Petroleum Co. ADR         7,673,200         403,802
     Texaco Inc.                             452,000          25,736
     USX-Marathon Group                       32,600           1,165
                                                          ----------
                                                           2,002,448
                                                          ----------
OTHER ENERGY (4.5%)
     Baker Hughes, Inc.                       74,000           3,399
     Occidental Petroleum Corp.           16,529,000         460,746
     Schlumberger Ltd.                     6,110,800         534,695
     Tidewater, Inc.                         241,900          15,890
     Tosco Corp.                             175,000           5,775
                                                          ----------
                                                           1,020,505
                                                          ----------
MATERIALS & PROCESSING (3.2%)
     Aluminum Co. of America                 780,000          56,940
     Dow Chemical Co.                        108,000           9,801
     E.I. du Pont de Nemours & Co.           590,200          33,568
     Eastman Chemical Co.                  1,235,950          73,694
     Ethyl Corp.                              78,000             673
     Fort James Corp.                      2,521,200         100,060
     Georgia-Pacific Corp.                    77,500           6,573
     M.A. Hanna Co.                           43,900           1,130
     Johns Manville Corp.                    277,700           3,350
     Masco Corp.                             107,800           4,730
     The Mead Corp.                          183,300          11,090
(1)  Millenium Chemicals, Inc.             6,537,442         153,630
_    Owens-Illinois, Inc.                     96,700           3,336
     Phelps Dodge Corp.                      152,900          11,372
     The Timken Co.                          151,400           5,072
_    USG Corp.                                25,000           1,180
     USX-U.S. Steel Group, Inc.              110,300           3,750
     Union Carbide Corp.                     130,300           5,953
(1)  Witco Chemical Corp.                  5,377,800         233,934
                                                          ----------
                                                             719,836
                                                          ----------
PRODUCER DURABLES (3.8%)
     Caterpillar, Inc.                       393,000          20,141
     Deere & Co.                              31,600           1,663
     General Signal Corp.                     26,500           1,063
     Harnischfeger Industries Inc.           191,600           7,544
     Honeywell, Inc.                       6,273,400         426,983
     Lockheed Martin Corp.                   204,000          19,393
     Pitney Bowes, Inc.                      137,600          10,913
     Tecumseh Products Co. Class A           139,800           7,200
     Tektronix, Inc.                          44,200           2,613
     Thomas & Betts Corp.                    292,100          14,532
     United Technologies Corp.                13,500             945
     Xerox Corp.                           4,331,021         343,504
                                                          ----------
                                                             856,494
                                                          ----------
TECHNOLOGY (3.6%)
     Electronic Data Systems Corp.         4,208,400         162,812
     General Dynamics Corp.                  166,100          13,485
     International Business
        Machines Corp.                     6,263,400         614,205
_    NCR Corp.                                26,456             802
_    Storage Technology Corp.                214,300          12,577
                                                          ----------
                                                             803,881
                                                          ----------
UTILITIES (14.5%)
     AT&T Corp.                            1,091,300          53,405
     Ameritech Corp.                         348,800          22,672
     Bell Atlantic Corp.                     622,418          49,716
     Boston Edison Co.                       288,800           9,115
     CMS Energy Corp.                        248,900           9,085
(1)  Centerior Energy Corp.               12,855,100         167,116
     Central & South West Corp.            4,751,200         102,448
     Century Telephone
        Enterprises, Inc.                    296,800          12,595
     DTE Energy Co.                          344,800          10,603
     Edison International                    492,700          12,625
     Energy Group PLC ADR                  4,231,050         170,829
     Entergy Corp.                        11,484,800         280,660
     GPU, Inc.                               236,300           8,551
     GTE Corp.                            12,940,700         549,171
     Houston Industries, Inc.              6,376,900         138,698

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                              SHARES           (000)
--------------------------------------------------------------------
     New York State Electric
        & Gas Corp.                          454,000          12,116
     Ohio Edison Co.                       2,858,900          70,758
     Public Service Enterprise
        Group, Inc.                        4,287,800         111,215
     SBC Communications Inc.               7,968,899         507,021
     Southern Co.                            340,000           7,799
     Southern New England
        Telecommunications Corp.             188,900           8,099
     Texas Utilities Co.                     392,800          14,092
(1)  Unicom Corp.                         15,638,300         437,872
_    U.S. Cellular Corp.                     220,800           7,176
     U S WEST Communications
        Group                             11,140,200         443,519
     Williams Cos., Inc.                   1,284,500          65,429
                                                          ----------
                                                           3,282,385
                                                          ----------
OTHER (9.9%)
     Brunswick Corp.                          91,800           3,098
     Cooper Industries, Inc.                  19,000             990
     Crane Co.                                61,300           2,548
(1)  Dresser Industries, Inc.             10,668,700         449,419
     General Electric Co.                  2,538,100         163,866
     Hanson PLC ADR                        3,371,250          85,967
     Harris Corp.                            126,400           5,514
(1)  ITT Industries, Inc.                  8,153,100         257,332
     Raytheon Co.                          8,578,400         465,378
     Tenneco, Inc.                         7,342,900         329,972
     Trinity Industries, Inc.                193,900           8,677
     Westinghouse Electric Corp.          17,598,300         465,255
                                                          ----------
                                                           2,238,016
                                                          ----------
--------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $14,252,799)                                   20,917,846
--------------------------------------------------------------------

                                                 FACE
                                               AMOUNT
                                                (000)
--------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.0%)
--------------------------------------------------------------------
U.S. TREASURY BILL
(2)  5.02%, 1/22/98                      $     1,500           1,483
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     5.66%, 11/3/97                        1,804,140       1,804,140
     5.67%, 11/3/97--Note F                    4,845           4,845
--------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $1,810,468)                                     1,810,468
--------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
     (COST $16,063,267)                                   22,728,314
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                                               (000)
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
--------------------------------------------------------------------
Other Assets--Note C                                     $   224,905
Liabilities--Note F                                         (385,359)
                                                          ----------
                                                            (160,454)
--------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------
Applicable to 768,685,673 outstanding
     $.01 par value shares
     (authorized 1,150,000,000 shares)                   $22,567,860
====================================================================

NET ASSET VALUE PER SHARE                                     $29.36
====================================================================

*    See Note A in Notes to Financial Statements.
_    Non-Income-Producing Security.
(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,162,721,000.
(2)  Security segregated as initial margin for open futures contracts.
ADR--American Depository Receipt.
ARS--American Registered Share.

--------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
                                              AMOUNT             PER
                                               (000)           SHARE
--------------------------------------------------------------------
Paid in Capital                          $13,961,326          $18.16
Undistributed Net
 Investment Income                           247,438             .32
Accumulated Net
 Realized Gains                            1,695,234            2.21
Unrealized Appreciation
 (Depreciation)--Note E
     Investment Securities                 6,665,047            8.67
     Futures Contracts                        (1,185)             --
--------------------------------------------------------------------
NET ASSETS                               $22,567,860          $29.36
====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------
                                                           WINDSOR II
                                          YEAR ENDED OCTOBER 31, 1997
                                                                (000)
----------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                             $   451,761
   Interest                                                    81,624
                                                           ----------
      Total Income                                            533,385
                                                           ----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                23,536
      Performance Adjustment                                    3,689
   The Vanguard Group--Note C
      Management and Administrative                            36,562
      Marketing and Distribution                                3,669
   Taxes (other than income taxes)                              1,374
   Custodian Fees                                                  47
   Auditing Fees                                                   20
   Shareholders' Reports                                          456
   Annual Meeting and Proxy Costs                                  57
   Directors' Fees and Expenses                                    44
                                                           ----------
      Total Expenses                                           69,454
      Expenses Paid Indirectly--Note C                         (1,768)
                                                           ----------
      Net Expenses                                             67,686
----------------------------------------------------------------------
NET INVESTMENT INCOME                                         465,699
----------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold*                              1,693,191
   Futures Contracts                                            4,848
----------------------------------------------------------------------
REALIZED NET GAIN                                           1,698,039
----------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                    2,755,324
   Futures Contracts                                           (1,575)
----------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            2,753,749
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $4,917,487
======================================================================

*Dividend income and realized net gain from affiliated companies were $46,434,000 and $1,223,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------
                                                                            WINDSOR II
                                                                      YEAR ENDED OCTOBER 31,
                                                               ----------------------------------
                                                                         1997               1996
                                                                        (000)              (000)
-------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                          $   465,699        $   362,868
   Realized Net Gain                                                1,698,039            714,637
   Change in Unrealized Appreciation (Depreciation)                 2,753,749          1,828,051
                                                               ----------------------------------
      Net Increase in Net Assets Resulting from Operations          4,917,487          2,905,556
                                                               ----------------------------------
DISTRIBUTIONS
   Net Investment Income                                             (410,609)          (309,925)
   Realized Capital Gain                                             (716,881)          (352,517)
                                                               ----------------------------------
      Total Distributions                                          (1,127,490)          (662,442)
                                                               ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                           5,466,998          3,658,017
   Issued in Lieu of Cash Distributions                             1,087,312            550,557
   Redeemed                                                        (2,534,333)        (1,965,967)
                                                               ----------------------------------
      Net Increase from Capital Share Transactions                  4,019,977          2,242,607
-------------------------------------------------------------------------------------------------
   Total Increase                                                   7,809,974          4,485,721
-------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                               14,757,886         10,272,165
                                                               ----------------------------------
   End of Year                                                    $22,567,860        $14,757,886
=================================================================================================

(1)Shares Issued (Redeemed)
      Issued                                                          205,712            166,158
      Issued in Lieu of Cash Distributions                             45,084             26,223
      Redeemed                                                        (95,875)           (90,590)
                                                               ----------------------------------
         Net Increase in Shares Outstanding                           154,921             101,791
=================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

   The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

----------------------------------------------------------------------------------------------------------
                                                                               WINDSOR II
                                                                         YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1997     1996     1995       1994     1993
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $24.04   $20.06   $17.33     $17.98   $15.75
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                        .64      .62      .58        .55      .50
   Net Realized and Unrealized Gain (Loss) on Investments      6.47     4.63     3.17       (.19)    2.47
                                                            ----------------------------------------------
      Total from Investment Operations                         7.11     5.25     3.75        .36     2.97
                                                            ----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                        (.63)    (.58)    (.55)      (.51)    (.52)
   Distributions from Realized Capital Gains                  (1.16)    (.69)    (.47)      (.50)    (.22)
                                                            ----------------------------------------------
      Total Distributions                                     (1.79)   (1.27)   (1.02)     (1.01)    (.74)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $29.36   $24.04   $20.06     $17.33   $17.98
==========================================================================================================

TOTAL RETURN                                                  31.27%   27.17%   23.08%      2.22%   19.51%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                       $22,568  $14,758  $10,272     $8,246   $7,486
   Ratio of Total Expenses to Average Net Assets              0.37%    0.39%    0.40%      0.39%    0.39%
   Ratio of Net Investment Income to Average Net Assets       2.49%    2.92%    3.27%      3.26%    3.11%
   Portfolio Turnover Rate                                      30%      32%      30%        24%      26%
   Average Commission Rate Paid                              $.0523   $.0483      N/A        N/A      N/A
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Windsor II is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

   2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. FUTURES: The Fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

   Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

   5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

   6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, Inc.; and Tukman Capital Management, Inc. provide investment advisory services to the Fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for Barrow, Hanley, Mewhinney & Strauss, Inc., are subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; such fees for Equinox Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index; such fees for Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the S&P 500 Index.

   The Vanguard Group provides investment advisory services to a portion of the Fund on an at-cost basis; the Fund paid Vanguard advisory fees of $196,000 for the year ended October 31, 1997.

   For the year ended October 31, 1997, the aggregate investment advisory fee represented an effective annual rate of 0.13% of average net assets before an increase of $3,689,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1997, the Fund had contributed capital of $1,534,000 to Vanguard (included in Other Assets), representing 7.7% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

   Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended October 31, 1997, these arrangements reduced the Fund's expenses by $1,768,000 (0.01% of average net assets).

D. During the year ended October 31, 1997, the Fund purchased $7,961,171,000 of investment securities and sold $5,141,085,000 of investment securities, other than temporary cash investments.

E. At October 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $6,665,047,000, consisting of unrealized gains of $6,922,031,000 on securities that had risen in value since their purchase and $256,984,000 in unrealized losses on securities that had fallen in value since their purchase.

   At October 31, 1997, the aggregate settlement value of open S&P 500 Index futures contracts expiring in December 1997 and the unrealized depreciation on those contracts were $31,878,000 and $1,185,000, respectively.

F. The market value of securities on loan to broker/dealers at October 31, 1997, was $4,048,000, for which the Fund held cash collateral of $4,845,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard/Windsor II

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Windsor II (the "Fund") at October 31, 1997, the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 3, 1997

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD/WINDSOR II

This information for the fiscal year ended October 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

   The Fund designates $1,427,053,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1997. Of the $1,427,053,000 capital gain dividends, the Fund designates $621,310,000 as a 20% rate gain distribution.

   For corporate shareholders, 59.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

[PHOTO]

DIRECTORS AND OFFICERS

JOHN C. BOGLE

Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN

President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN

Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER

Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY

President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL

Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.

Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL

President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.

Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON

Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY

Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND

Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST

Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS


R. GREGORY BARTON

Managing Director, Legal Department.

ROBERT A. DISTEFANO

Managing Director, Information Technology.

JAMES H. GATELY

Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH

Managing Director, Human Resources.

IAN A. MACKINNON

Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III

Managing Director, Institutional Investor Group.

MICHAEL S. MILLER

Managing Director, Planning and Development.

RALPH K. PACKARD

Managing Director and Chief Financial Officer.

GEORGE U. SAUTER

Managing Director, Core Management Group.

        "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R),"
       "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies,
          Inc. Frank Russell Company is the owner of trademarks and
copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000"
                    are trademarks of Wilshire Associates.

THE VANGUARD
FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS

  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS

  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS

  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS

  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS

  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, NJ, NY, OH, PA)

TAX-EXEMPT INCOME FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, FL, NJ, NY, OH, PA)

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

http://www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

[THE VANGUARDGROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482


Q730-10/97 -- (C) 1997 Vanguard Marketing Corporation, Distributor